Dreyfus
Asset Allocation
Fund, Inc.

ANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

            Contents
           THE FUND
-------------------
     2     Letter from the President
     3     Discussion of Fund Performance
     6     Fund Performance
     8     Statement of Investments
    16     Statement of Assets and Liabilities
    17     Statement of Operations
    18     Statement of Changes in Net Assets
    19     Financial Highlights
    20     Notes to Financial Statements
    25     Report of Independent Auditors
    26     Important Tax Information

           FOR MORE INFORMATION
-------------------------------
           Back Cover

Dreyfus Asset                     The Fund
Allocation Fund, Inc.

LETTER FROM THE PRESIDENT
-------------------------

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Asset Allocation Fund, Inc., covering the one year period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Steven Falci.

On the equity side, the past year has been rewarding for many investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. As a result, several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

Through much of the reporting period the stock market's advance remained relatively narrow, confined to a handful of highly valued growth and technology stocks. However, in April, some previously out-of-favor market sectors rallied strongly, including large-cap value stocks as well as small- and mid-cap stocks.

Fixed-income securities provided mixed results in this economic climate. While U.S. Treasury securities rallied strongly last summer when stocks and other types of bonds fell, they subsequently lost most of their gains. Other types of bonds performed well, however, as investors shifted assets back into bond market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided attractive returns over the reporting period.

We appreciate your confidence over the past fiscal year.
Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------

Steven Falci, Portfolio Manager

How did Dreyfus Asset Allocation Fund, Inc.
perform relative to its benchmark?

For the 12-month period ended April 30, 1999, Dreyfus Asset Allocation Fund, Inc. produced a total return of -3.95%. (1) This compares with a total return of 21.83% for the Standard & Poor's 500 Composite Stock Price Index ("S&P
500"), (2) which is made up entirely of common stocks, and a total return of 6.27% for the Lehman Brothers Aggregate Bond Index. (3) However, we believe that a more accurate measure of the performance of the Fund is against a special customized blend index, (4) which, like the Fund, is composed of stocks, bonds and cash equivalents. The blended benchmark index provided a total return of 14.44% during the same period.

During February 1999, we instituted changes to the portfolio's management team and investment strategy. For example, we increased the number of stock and bond holdings because we believe a well-diversified portfolio could help reduce risks associated with declines in any particular market, industry or security. In the common stock portion of the portfolio, we increased the number of holdings from approximately 20 names as of January 1, 1999 to approximately 110 names as of April 30, 1999. On the bond side, we increased the number of holdings from approximately 20 to approximately 100 names as of the same dates.

In addition, we trimmed the percentage of the Fund's assets that were invested in the stock component, choosing instead to place a greater emphasis on the bond market. We made this change primarily because of our belief that the stock market was overvalued.

What is the Fund's investment approach?

Our "neutral" allocation is 55% stocks, 35% bonds and 10% short-term money market instruments. However, the Fund is permitted to invest up to 80%, and as little as 40%, of its assets in stocks, up to 60%,

                                                                The Fund    3
and as little as 20%, of its assets in bonds, and up to 40%, and as little as 0% of its assets in short-term money market instruments.

When selecting stocks for the portfolio, we use a valuation model that identifies and ranks stocks within their industries typically based on the stocks' value, growth rates and financial profiles. We then attempt to diversify across companies and industries, and by maintaining risk characteristics -- such as growth rate, size, quality and dividend yield -- that are similar to those of the S&P 500.

When choosing bonds for the portfolio, we review economic, market and other data to determine valuations by bond market sector, maturity and credit quality. The Fund's bond component is well diversified and, as of April 30, 1999, consisted of approximately 25% U.S. Treasuries, approximately 50% agency bonds, most of which are mortgage-backed securities and approximately 25% corporate bonds. As a matter of policy, we strive to keep the Fund's average duration neutral to its benchmark, which was 4.6 years on April 30.

What other factors influenced the Fund's performance?

While the Fund underperformed its benchmark, the portfolio produced solid gains from some of the best performing companies in the S&P 500, most notably America Online and Microsoft. These two stocks are credited with producing a full third of the Index's advance in the first quarter of 1999. In addition, our holdings within the consumer cyclicals market sector, including Ford Motor and Wal-Mart Stores, provided attractive returns for the Fund. The Fund's utility stocks also performed well, especially those related to the telecommunications industry, including MCI WorldCom. On the other hand, several stocks within the basic industries and consumer staples areas disappointed.

Our best fixed-income returns came from corporate bonds and mortgage-backed securities, while our U.S. Treasury holdings produced modest returns. That's because when the Federal Reserve Board trimmed short-term interest rates by a total of three-quarters of a percentage point last fall, it caused bond prices, which move inversely to interest rates, to rise.

What is the Fund's current strategy?

As of April 30, 1999, we allocated approximately 40% of the Fund's assets to stocks while approximately 60% were invested in bonds. This represents a notable shift from the portfolio's stance at the beginning of 1999, at which time approximately 60% of the portfolio's assets were invested in stocks and approximately 40% were invested in bonds.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
2 SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gains paid. The Standard
    & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
3 SOURCE: LEHMAN BROTHERS--Reflects the reinvestment of dividends and capital gains. The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities.
4 The customized blended index has been prepared by the Fund and is intended to be a more accurate comparison to the general portfolio composition than the Standard & Poor's 500 Composite Stock Price Index alone. We have combined the performance of unmanaged indices that reflect benchmark percentages with respect to each asset class in which the Fund invests, as described in its prospectus: 55% equity securities, 35% fixed-income securities and 10% short-term money market instruments. The customized blended index combines returns from the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index and the Bank Rate Monitor Index of money market returns, and is weighted to the benchmark percentages.

                                                                The Fund    5

FUND PERFORMANCE

[INSERT GRAPH]

-------------------------------------------------------------------------------
$33,622
Standard & Poor's
500 Composite
Stock Price Index*

$23,017
Customized Blended Index**

$20,054
Dreyfus Asset Allocation Fund, Inc.

Comparison of change in value of $10,000 investment in the Fund and the Standard & Poor's 500 Composite Stock Price Index and a customized blended index

Past performance is not predictive of future performance.
*   Source: Lipper Analytical Services, Inc.
**  Source: Lipper Analytical Services, Inc., Lehman Brothers and Bank Rate
    Monitor
The above graph compares a $10,000 investment made in Dreyfus Asset Allocation Fund, Inc. on 7/1/93 (Inception Date) to a $10,000 investment made on that date in the Standard & Poor's 500 Composite Stock Price Index (S&P 500), as well as to a Customized Blended Index reflecting the Portfolio's benchmark percentage allocations. For comparative purposes, the value of each Index on 6/30/93 is used as the beginning value on 7/1/93. The Customized Blended Index is calculated on a year-to-year basis. All dividends and capital gain distributions are reinvested.

The Fund allocates your money among stocks, fixed-income securities and money market instruments. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The S&P 500 is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Fund's general portfolio composition. We have combined the performance of unmanaged indices reflecting the benchmark percentages set forth in the
Prospectus: 55% common stocks, 35% fixed-income securities and 10% money market instruments. The benchmark percentages represent the asset mix that The Dreyfus Corporation would expect to maintain where its assessment of economic conditions and investment opportunities indicate that the financial markets are fairly valued in relation to each other. The Customized Blended Index combines returns from The S&P 500, the Lehman Brothers Aggregate Bond Index and the Bank Rate Monitor Index of money market returns, and is weighted to the aforementioned benchmark percentages. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

---------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99
[CAPTION]
                                                           Inception
                         1 Year          5 Years          (7/31/93)
---------------------------------------------------------------------
Fund                     (3.95)%          14.71%            12.68%

Past performance is not predictive of future performance.

                                                                The Fund    7

STATEMENT OF INVESTMENTS
April 30, 1999

------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes--55.1%                              Amount($)         Value ($)
-------------------------------------------------------------------------------
Finance--8.0%
Associates Corp. of North America, Sr. Notes:
  7.50%, 2002                                         550,000           575,665
  6.25%, 2008                                         600,000           595,338
Atlantic Richfield, Notes,
  5.55%, 2003                                         500,000           497,205
BankAmerica, Sr. Notes,
  5.875%, 2009                                        500,000           481,151
Ford Motor Credit, Sr. Notes,
  5.75%, 2004                                         500,000           494,987
Frank Russell, Notes,
  5.625%, 2009                                        750,000 a         720,575
Household Finance, Sr. Unsub. Notes,
  5.875%, 2009                                        300,000           286,065
Hyatt Equities, Notes,
  Series MTN, 6.80%, 2000                             500,000 a         503,695
International Lease Finance, Notes,
  5.625%, 2002                                        500,000           499,740
NationsBank Credit Card Master Trust, Notes,
  Ser. 1995-1, Cl. A, 6.45%, 2003                     500,000           509,695
                                                                      5,164,116

Industrial--3.9%
Archer Daniels Midland, Deb.,
  6.75%, 2027                                         600,000           595,846
Clear Channel Communications, Deb.,
  6.875%, 2018                                        435,000           413,647
Monsanto, Deb.,
  6.60%, 2028                                         500,000 a         471,975
Philip Morris Cos., Notes,
  6.95%, 2006                                         500,000           514,557
Viacom, Sr. Notes,
  7.75%, 2005                                         500,000           530,494
                                                                      2,526,519

Utilities--3.7%
AT&T, Notes,
  5.625%, 2004                                        500,000           495,812
National Rural Utilities Cooperative Finance,
  Collateral Trust,
  5.50%, 2005                                         300,000           293,403
Niagara Mohawk Power, Sr. Discount Notes,
  Series H, 8.50%, 2010                               500,000           387,006

-------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes (continued)                          Amount($)        Value ($)
-------------------------------------------------------------------------------
Utilities (continued)
Peco Energy Transition Trust, Notes,
  Ser. 1999--A, Cl. A2, 5.63%, 2005                   500,000           497,585
Public Service Electric and Gas, First Mortgage,
  8.875%, 2003                                        500,000           547,611
U.S. West Capital Funding, Gtd.,
  6.875%, 2028                                        200,000           198,421
                                                                      2,419,838
U.S. Government & Agencies--39.5%
Federal Home Loan Bank, Sr. Notes:
  Ser. 100, 5.125%, 9/15/2003                         300,000           294,525
  Ser. 100, 5.80%, 9/2/2008                           500,000           494,287
                                                                        788,812
Federal Home Loan Mortgage Corp.,
Real Estate Mortgage Investment Conduit:
  7%, 8/1/2008                                         23,421           24,058
  7%, 11/1/2012                                       509,899          522,326
  6%, 2/1/2013                                        128,377          127,615
  6.50%, 7/1/2013                                     597,534          603,880
  7%, 12/1/2023                                       220,000 b        223,230
  7.50%, 8/1/2027                                      95,805           98,859
  6.50%, 9/1/2028                                      99,206           98,834
  6%, 1/1/2029                                        598,328          580,935
  7%, 2/1/2029                                        196,402          199,470
  6.50%, 3/1/2029                                     948,686          944,237
  7%, 3/1/2029                                        699,473          710,399
  6.50%, 4/1/2029                                     425,000          423,007
                                                                     4,556,850
Federal National Mortgage Association:
  6.50%, 12/1/1999                                    218,819          219,366
  5.625%, 3/15/2001                                   300,000          301,848
  5.375%, 3/15/2002                                   500,000          500,030
  5.25%, 1/15/2003                                    600,000          594,000
  5.25%, 1/15/2009                                    750,000          715,373
  7.50%, 10/1/2011                                    188,440          195,036
  8%, 5/1/2013                                         99,630          103,086
  6.50%, 6/1/2013                                      98,701           99,595
  6%, 8/1/2013                                        893,153          885,616
  5.50%, 2/1/2014                                     246,755          239,738
  8%, 9/1/2026                                        578,437          604,103
  7.50%, 9/1/2027                                      53,848           55,447
  7.50%, 10/1/2028                                    693,077          713,003

                                                                The Fund    9

-------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes (continued)                          Amount($)        Value ($)
-------------------------------------------------------------------------------
Federal National Mortgage Association (continued)
  6.50%, 11/1/2028                                    998,920           993,297
  7%, 11/1/2028                                       999,075         1,013,742
  6.50%, 12/1/2028                                     99,881            99,319
  6%, 2/1/2029                                        250,000           242,500
  6%, 3/1/2029                                        499,062           484,090
  6.50%, 4/1/2029                                     499,492           496,680
                                                                      8,555,869
Government National Mortgage Association I:
  9%, 10/15/2016                                       99,495           107,237
  9%, 2/15/2023                                       104,680           112,335
  9%, 2/15/2025                                       301,311           322,403
  8%, 8/15/2026                                       469,960           491,987
  7%, 6/15/2028                                       749,245           762,590
  6%, 11/15/2028                                       99,832            96,837
  6%, 1/15/2029                                       199,763           193,771
  7.50%, 1/15/2029                                    599,504           618,610
  8.50%, 1/15/2029                                    350,000           370,234
  7%, 2/15/2029                                       149,104           151,574
  6.50%, 3/15/2029                                    599,457           596,460
                                                                      3,824,038
U.S. Treasury Bonds:
  11.875%, 11/15/2003                                 300,000           377,862
  12.375%, 5/15/2004                                  135,000           176,289
  11.625%, 11/15/2004                                 170,000           220,125
  11.25%, 2/15/2015                                   200,000           310,564
  9.875%, 11/15/2015                                  150,000           212,610
  7.25%, 5/15/2016                                    100,000           114,379
  7.50%, 11/15/2016                                   100,000           117,210
  8.75%, 5/15/2017                                    250,000           327,765
  8.875%, 2/15/2019                                   150,000           201,032
  8.125%, 8/15/2019                                   150,000           188,533
  8.75%, 8/15/2020                                    100,000           133,832
  8.125%, 5/15/2021                                   150,000           189,978
  7.625%, 11/15/2022                                  300,000           364,062
  7.125%, 2/15/2023                                   160,000           184,192
  6.25%, 8/15/2023                                    200,000           208,422
  7.50%, 11/15/2024                                   100,000           120,819
  6.875%, 8/15/2025                                   100,000           112,784
  6.50%, 11/15/2026                                   100,000           108,115
  6.625%, 2/15/2027                                   100,000           109,980
  5.50%, 8/15/2028                                    100,000            95,247
                                                                      3,873,800

-------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes (continued)                          Amount($)        Value ($)
-------------------------------------------------------------------------------
U.S. Treasury Notes:
  5.375%, 7/31/2000                                   200,000           200,974
  4.50%, 1/31/2001                                    200,000           198,136
  5.25%, 1/31/2001                                    550,000           551,677
  7.50%, 11/15/2001                                   500,000           527,680
  6.625%, 4/30/2002                                   300,000           311,871
  5.75%, 11/30/2002                                   200,000           203,278
  5.625%, 12/31/2002                                  200,000           202,584
  5.25%, 8/15/2003                                    200,000           199,982
  7.50%, 2/15/2005                                    100,000           110,620
  6.50%, 8/15/2005                                    200,000           212,012
  7%, 7/15/2006                                       680,000           743,281
  6.25%, 2/15/2007                                    150,000           157,808
  6.125%, 8/15/2007                                   260,000           271,729
  5.50%, 2/15/2008                                    180,000           181,229
                                                                      4,072,861
Total Bonds and Notes
  (cost $35,911,880)                                                 35,782,703



Common Stocks--43.4%                                    Shares        Value ($)
-------------------------------------------------------------------------------
Basic Industries--1.4%
Centex                                                  1,600            58,500
Dow Chemical                                            2,300           301,731
Georgia Pacific Group                                   3,000           277,500
USG                                                     1,200            70,050
Union Carbide                                           3,800           197,125
                                                                        904,906
Capital Spending--11.3%
America Online                                          3,200 d         456,800
Applied Materials                                       1,300 d          69,712
BMC Software                                            5,000 d         215,312
Boeing                                                  3,700           150,312
Cisco Systems                                           3,900 d         444,844
Compuware                                               3,800 d          92,625
Dell Computer                                          10,100 d         415,994
EMC                                                     2,300 d         250,556
General Dynamics                                        2,900           203,725
General Electric                                        5,300           559,150

                                                                The Fund   11

-------------------------------------------------------------------------------
                                                    Principal
Common Stocks (continued)                            Amount($)        Value ($)
-------------------------------------------------------------------------------
Capital Spending (continued)
Hewlett-Packard                                         3,900           307,612
Ingersoll-Rand                                          4,100           283,669
Intel                                                  15,200           930,050
International Business Machines                         1,700           355,619
Lexmark International Group                             2,500 d         308,750
Lucent Technologies                                     8,500           511,063
Microsoft                                              14,300 d       1,162,769
Oracle                                                 10,200 d         276,038
Sundstrand                                                500            35,875
Tellabs                                                 1,800 d         197,213
USWeb                                                   4,000 d          89,750
                                                                      7,317,438
Consumer Cyclical--6.6%
AT&T--Liberty Media Group, Cl. A                        8,840 d         564,655
Federal-Mogul                                           1,600            70,200
Federated Department Stores                             2,500 d         116,719
Ford Motor                                              7,600           485,925
Fox Entertainment Group                                 3,600 d          92,250
Gannett                                                 3,600           254,925
Gap                                                     4,600           306,187
General Motors                                          2,200           195,663
Infinity Broadcasting, Cl. A                            6,900 d         191,044
Mattel                                                  4,500           116,437
NIKE, Cl. B                                             1,900           118,156
Safeway                                                 5,100 d         275,081
Staples                                                 4,100 d         123,000
TJX Cos.                                                8,800           293,150
Time Warner                                             2,100           147,000
Tommy Hilfiger                                          1,600 d         111,800
Tribune                                                 1,000            83,437
Wal-Mart Stores                                        16,200           745,200
                                                                      4,290,829
Consumer Staples--3.3%
Anheuser-Busch Cos.                                     1,400           102,375
Coca-Cola                                               5,100           346,800
Eastman Kodak                                           2,800           208,950
IBP                                                     4,300            87,075
Kimberly-Clark                                          5,500           337,219

-------------------------------------------------------------------------------
                                                    Principal
Common Stocks (continued)                            Amount($)        Value ($)
-------------------------------------------------------------------------------
Consumer Staples (continued)
Philip Morris Cos.                                      7,000           245,437
Proctor & Gamble                                        2,500 c         234,531
Ralston--Purina                                         5,600           170,800
Sara Lee                                                7,500           166,875
Unilever, N.V.                                          4,000           259,750
                                                                      2,159,812
Energy Related--2.8%
Chevron                                                 1,500           149,625
Coastal                                                 4,400           168,300
Diamond Offshore Drilling                               2,000            66,125
El Paso Energy                                          2,800           102,900
Exxon                                                   8,800           730,950
Royal Dutch Petroleum                                   5,300           311,044
Sunoco                                                  2,800           100,100
Transocean Offshore                                     3,100            92,031
UtiliCorp United                                        3,300            80,644
                                                                      1,801,719
Health Care--4.9%
Abbott Laboratories                                    11,200           542,500
Amgen                                                   6,500 d         399,343
Biomet                                                  2,900           118,900
Bristol-Myers Squibb                                    7,500           476,719
Immunex                                                 1,400 d         133,700
Johnson & Johnson                                       5,600           546,000
Lilly (Eli)                                             2,800           206,150
Schering-Plough                                         8,700           420,319
Warner-Lambert                                          3,200           217,400
Wellpoint Health Networks                               1,900 d         133,475
                                                                      3,194,506
Interest Sensitive--7.9%
Allstate                                                7,900           287,363
Ambac Financial Group                                   2,500           150,937
American Express                                        1,300           169,894
BankBoston                                              2,900           142,100
Bank One                                                5,300           312,700
Bank of America                                         3,600           259,200
Chase Manhattan                                         6,700           554,425
Citigroup                                               6,700           504,175

                                                                The Fund     13

-------------------------------------------------------------------------------
                                                    Principal
Common Stocks (continued)                            Amount($)        Value ($)
-------------------------------------------------------------------------------
Interest Sensitive (continued)
Comerica                                                3,400           221,212
Edwards (A.G.)                                          1,700            59,500
Everest Reinsurance Holdings                            6,000           181,875
Fannie Mae                                              4,500           319,219
Fleet Financial Group                                   6,300           271,294
Golden West Financial                                   1,100           110,138
Jefferson-Pilot                                         1,300            87,587
MBNA                                                    4,000           112,750
MGIC Investment                                         1,800            87,412
Merrill Lynch                                           2,200           184,663
Morgan Stanley Dean Witter                              2,600           257,888
NAC Re                                                  5,000           272,500
SLM Holding                                             5,100           217,706
SunTrust Banks                                          2,600           185,900
Transamerica                                            1,100            78,375
UnionBanCal                                             2,000            68,250
                                                                      5,097,063
Metals & Mining--.4%
Alcoa                                                   2,900           180,525
USX-U.S. Steel Group                                    2,300            69,575
                                                                        250,100
Transportation--.4%
Burlington Northern Santa Fe                            4,300           157,487
Delta Air Lines                                         2,100           133,219
                                                                        290,706
Utilities--4.4%
AT&T                                                    4,200           212,100
AirTouch Communications                                 4,400 d         410,850
Ameren                                                  2,600           100,588
Ameritech                                               9,100           622,781
BellSouth                                               9,600           429,600
Consolidated Edison                                     3,200           145,400
FPL Group                                               3,600           202,950
MCI WorldCom                                            7,900 d         649,281
Pinnacle West Capital                                   2,600           100,913
                                                                      2,874,463
Total Common Stocks
  (cost $25,650,606)                                                 28,181,542

-------------------------------------------------------------------------------
                                                    Principal
Short-Term Investments--14%                          Amount($)        Value ($)
-------------------------------------------------------------------------------
U.S. Treasury Bills:
  4.23%, 6/10/99                                      586,000           583,167
  4.34%, 6/24/99                                      351,000           348,689
Total Short-Term Investments
  (cost $931,933)                                                       931,856
-------------------------------------------------------------------------------
Total Investments (cost $62,494,419)                    99.9%        64,896,101
Cash and Receivables (Net)                                .1%            19,762
Net Assets                                             100.0%        64,915,863

a Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities amounted to $1,696,245 or approximately 2.6% of net assets.
b  Purchased on a forward commitment basis.
c Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.
d  Non-income producing.
See notes to financial statements.

                                                                The Fund   15

STATEMENT OF ASSETS AND LIABILITIES

-------------------------------------------------------------------------------
                                                              Cost       Value
-------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments 62,494,419  64,896,101
Cash                                                                    97,256
Receivable for investment securities sold                            1,009,836
Dividends and interest receivable                                      473,649
Prepaid expenses                                                         9,727
                                                                    66,486,569
-------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                           46,458
Due to Distributor                                                      13,717
Payable for investment securities purchased                          1,273,968
Payable for shares of Common Stock redeemed                            185,737
Accrued expenses                                                        50,826
                                                                     1,570,706
-------------------------------------------------------------------------------
Net Assets ($)                                                      64,915,863
-------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                     62,061,162
Accumulated undistributed investment income--net                     1,538,112
Accumulated net realized gain (loss) on investments                 (1,085,093)
Accumulated net unrealized appreciation (depreciation)
          on investments--Note 4(b)                                  2,401,682
-------------------------------------------------------------------------------
Net Assets ($)                                                      64,915,863
-------------------------------------------------------------------------------
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)      4,784,550
Net Asset Value, offering and redemption price per share ($)             13.57

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

-------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------
Income:
Interest                                                              1,848,594
Cash dividends (net of $332 foreign taxes withheld at source)           745,488
Total Income                                                          2,594,082
Expenses:
Management fee--Note 3(a)                                               587,804
Shareholder servicing costs--Note 3(b)                                  263,761
Professional fees                                                        56,580
Registration fees                                                        26,994
Directors' fees and expenses--Note 3(c)                                  20,638
Prospectus and shareholders' reports                                     18,323
Custodian fees--Note 3(b)                                                10,809
Loan commitment fees--Note 2                                                216
Miscellaneous                                                             2,590
Total Expenses                                                          987,715
Investment Income--Net                                                1,606,367
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments and foreign
  currency transactions                                                (938,847)
Net realized gain (loss) on forward currency exchange contracts         201,788
Net realized gain (loss) on financial futures:
  Long transactions                                                    (255,600)
  Short transactions                                                   (231,692)
Net Realized Gain (Loss)                                             (1,224,351)
Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions (including $344,519 net
  unrealized appreciation on financial futures)                      (4,941,302)
Net Realized and Unrealized Gain (Loss) on Investments               (6,165,653)
Net (Decrease) in Net Assets Resulting From Operations               (4,559,286)

See notes to financial statements.

                                                                The Fund   17

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                                   ----------------------------
                                                         1999          1998
-------------------------------------------------------------------------------
Operations ($):
Investment income--net                              1,606,367       1,223,195
Net realized gain (loss) on investments            (1,224,351)     18,637,989
Net unrealized appreciation (depreciation)
  on investments                                   (4,941,302)      2,093,613
Net Increase (Decrease) in Net Assets
  Resulting from Operatons                         (4,559,286)     21,954,797
-------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                               (500,483)     (1,063,176)
Net realized gain on investments                   (6,174,375)    (15,907,775)
Total Dividends                                    (6,674,858)    (16,970,951)
-------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                      13,096,365      48,997,788
Dividends reinvested                                6,463,686      16,384,058
Cost of shares redeemed                           (38,306,372)    (36,325,090)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                      (18,746,321)     29,056,756
Total Increase (Decrease) in Net Assets           (29,980,465)     34,040,602
-------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                94,896,328      60,855,726
End of Period                                      64,915,863      94,896,328
Undistributed investment income--net                1,538,112         432,228
-------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                           924,859      3,100,069
Shares issued for dividends reinvested                491,909      1,167,787
Shares redeemed                                    (2,757,079)    (2,287,416)
Net Increase (Decrease) in Shares Outstanding      (1,340,311)     1,980,440

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-----------------------------------------------------------------------------
                                                  Year Ended April 30,
                                        -------------------------------------
                                         1999    1998    1997    1996    1995
-----------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period    15.49   14.68   13.49   13.81   12.49
Investment Operations:
Investment income--net                    .35     .24     .33     .32     .39
Net realized and unrealized
  gain (loss) on investments            (1.00)   4.40    1.83    1.70    1.35
Total from Investment Operations         (.65)   4.64    2.16    2.02    1.74
Distributions:
Dividends from investment income--net    (.10)   (.24)   (.34)   (.38)   (.37)
Dividends from net realized gain
  on investments                        (1.17)  (3.59)   (.63)  (1.96)   (.05)
Total Distributions                     (1.27)  (3.83)   (.97)  (2.34)   (.42)
Net asset value, end of period          13.57   15.49   14.68   13.49   13.81
-------------------------------------------------------------------------------
Total Return (%)                        (3.95)  34.33   16.49   15.67   14.22
-------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets  1.26    1.27    1.31    1.25     .67
Ratio of net investment income
  to average net assets                  2.05    1.57    2.12    2.16    3.00
Decrease reflected in above expense ratios
  due to undertakings by the Manager       --      --      --     .27    1.27
Portfolio Turnover Rate                294.19  262.74  223.50  370.06  160.11
Net Assets, end of period ($ X 1,000)  64,916  94,896  60,856  62,940  56,639

See notes to financial statements.

                                                                The Fund   19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Asset Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

On May 6, 1999, the Board of Directors of the Fund and Dreyfus LifeTime Portfolios, Inc., approved an Agreement and Plan of Reorganization whereby, subject to approval by the shareholders of the Fund, Dreyfus LifeTime Portfolios, Inc. -- Growth and Income Portfolio ("LifeTime Growth and Income Portfolio") will acquire all the assets, subject to the liabilities, of the Fund, in exchange for a number of LifeTime Growth and Income Portfolio, Investor Class shares equal to the pro rata net assets of the Fund.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are trans-
20
lated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the Fund not to distribute such gain.

                                                                The Fund   21

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $961,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1999. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

Effective January 15, 1999, the Fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

Prior to January 15, 1999, the Fund participated with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund had agreed to pay commitment fees on its pro rata portion of the Facility. Interest was charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund had no outstanding borrowings under either arrangement.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution, or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, the Fund was charged $195,935 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $43,184 during the period ended April 30, 1999.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended April 30, 1999, $10,809 was charged by Mellon pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended April 30, 1999 amounted to $214,914,980 and $237,819,045, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward

                                                                The Fund   23
currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30, 1999, there were no open forward currency exchange contracts.

The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 1999, there were no financial futures contracts outstanding.

(b) At April 30, 1999, accumulated net unrealized appreciation on investments was $2,401,682, consisting of $3,106,953 gross unrealized appreciation and $705,271 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus Asset Allocation Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Asset Allocation Fund, Inc. as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of April 30, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Asset Allocation Fund, Inc. at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                          Ernst & Young LLP

New York, New York
June 2, 1999
                                                                The Fund   25

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the Fund hereby designates $.345 per share as a long-term capital gain distribution of the $1.267 per share paid on December 15, 1998.

The Fund also designates 5.073% of the ordinary dividends paid during the fiscal year ended April 30, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

For More Information

Dreyfus Asset Allocation Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the internet Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999 Dreyfus Service Corporation               550AR994